SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005 (April 25, 2005)

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One CityPlace Drive, Suite 300, St. Louis, Missouri 63141

(Address of principal executive offices)     (Zip code)

Registrant’s telephone number, including area code: (314) 994-2700

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a -12 under the Exchange Act ( 17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 4 pages.
Exhibit Index begins on page 4.

Item 2.02 Results of Operations and Financial Conditions
Item 7.01 Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
Press Release
Supplemental Historical Information

Item 2.02 Results of Operations and Financial Conditions.

     See the Exhibit Index at page 4 of this Report.

Item 7.01 Regulation FD Disclosure.

On April 25, 2005, Arch Coal, Inc. (the “Company”), announced via press release its earnings and operating results for the first quarter of 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Also on April 25, 2005, the Company posted on its website www.archcoal.com, the Supplemental Historical Information attached hereto as Exhibit 99.2.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Page 2 of 4 pages.
Exhibit Index begins on page 4

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2005	ARCH COAL, INC.
	By:	/s/ Robert G. Jones
Robert G. Jones
Vice President - Law, General Counsel and Secretary

Page 3 of 4 pages.
Exhibit Index begins on page 4.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated as of April 25, 2005

99.2	Supplemental Historical Information

Page 4 of 4 pages.